UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2017

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Dril-Quip, Inc. (“Dril-Quip”) held on May 12, 2017, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in Dril-Quip’s definitive proxy statement for the annual meeting, which was filed with the SEC on March 31, 2017.

Proposal 1—Election of Directors

The following nominees for director were elected to serve three-year terms expiring at the 2020 annual meeting of stockholders by a majority of the votes cast at the annual meeting:

	For	Against	Abstentions	Broker Non-Votes
Blake T. DeBerry	33,865,195	640,450	29,114	1,830,234
John V. Lovoi	32,525,951	1,979,789	29,019	1,830,234

Proposal 2—Approval of Appointment of Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as independent registered public accountants for Dril-Quip for 2017 was approved by the majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
36,309,082	27,593	28,318	—

Proposal 3—Advisory Vote to Approve Executive Compensation

The advisory vote on the compensation of Dril-Quip’s named executive officers received the affirmative vote of a majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
33,100,916	1,398,667	35,176	1,830,234

Proposal 4—Advisory Vote on the Frequency of Advisory Votes to Approve Executive Compensation

With respect to the advisory vote on the frequency with which to hold future advisory votes on the compensation of Dril-Quip’s named executive officers, “One Year” received the highest number of affirmative votes cast for the proposal at the meeting:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
32,049,559	6,101	2,450,458	28,641	1,830,234

In accordance with the results of this advisory vote, Dril-Quip has determined that it will hold a non-binding advisory vote to approve executive compensation every year, until the next required non-binding advisory vote on the frequency of future non-binding advisory votes to approve executive compensation.

Proposal 5—Approval of the 2017 Omnibus Incentive Plan of Dril-Quip

The 2017 Omnibus Incentive Plan of Dril Quip was approved by the majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
22,757,690	11,768,039	9,030	1,830,234

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster
James C. Webster
Vice President — General Counsel and Secretary

Date: May 16, 2017